                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)      October 28, 1996
                                                    ---------------------------

     First M & F Corporation
 -----------------------------------------------------------------------------
           (Exact mane of registrant as specified in its charter)

       Mississippi                   0-9424                  64-0636653
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 (State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)                 File Number)          Identification No.)

  221 East Washington St., Kosciusko, MS                   39090
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 (Address of principal executive offices)                (Zip Code)

 Registrant's telephone number, including area code      (601) 289-5121
                                                    --------------------------

                                   No Change
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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                            FIRST M & F CORPORATION

                                    Form 8-K

                                    CONTENTS

                                                                           Page
                                                                           ----
Item 1 - Changes in Control of Registrant                                   3
Item 2 - Acquisition or Disposition of Assets                               3
Item 3 - Bankruptcy or Receivership                                         3
Item 4 - Change in Registrant's Certifying Accountant                       3
Item 5 - Other Events                                                       4
Item 6 - Resignations of Registrant's Directors                             5
Item 7 - Financial Statements and Exhibits                                  5
Item 8 - Change in Fiscal Year                                              5

Signatures                                                                  6





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                            FIRST M & F CORPORATION


Item 1 - Change in Control of Registrant
----------------------------------------

Not applicable


Item 2 - Acquisition or Disposition of Assets
---------------------------------------------

Not applicable


Item 3 - Bankruptcy or Receivership
-----------------------------------

Not applicable


Item 4 - Change in Registrant's Certifying Accountant
-----------------------------------------------------

Not applicable





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                            FIRST M & F CORPORATION


Item 5 - Other Events

On October 28, 1996, the Finance company subsidiary of the Registrant's banking subsidiary, corrected an error in its computer loan master file that resulted in the write off of $398,638 in loan balances of the finance company. The error occurred due to incorrect coding procedures (on approximately 600 consumer loans that had been charged off during 1990- 1993) that allowed the unearned income associated with these loans to continue to amortize and be recognized as income through the period 1990-1996.

The gross effect, as a result of this error, on 1996 income was $20,560 and on income for years prior to 1996 was $378,078. The net effect, after taxes, on income for years prior to 1996 was $249,531. Although the effect of this error is deemed to be immaterial on any individual year, and the cumulative effect of this error is deemed to be immaterial on stockholders' equity at January 1, 1996, the effect of the correction of this error could potentially be material if recognized in its entirety in 1996. As a result, management, with the approval of the Board of Directors, has elected to correct this error as a prior period adjustment.

The correction of the error and its effect by year is as follows (in thousands, except share data):

                                    1995       1994       1993       1992       1991
                                    ----       ----       ----       ----       ----
Net income:
  As previously reported         $  6,275    $ 4,878    $ 4,346    $ 5,486    $ 2,892

  Total error                         (38)       (53)       (73)       (92)       (86)
  Tax effect                           13         18         25         31         29
                                 --------    -------    -------    -------    -------
        Net error                     (25)       (35)       (48)       (61)       (57)
                                 --------    -------    -------    -------    -------

  As corrected                    $ 6,250    $ 4,843    $ 4,298    $ 5,425    $ 2,835
                                 ========   ========   ========   ========   ========


Earnings per share:
  As previously reported         $   1.90   $   1.56   $   1.39   $   1.76   $   0.93
  As corrected                       1.90       1.55       1.38       1.74       0.90
                                 ========   ========   ========   ========   ========


Total equity:
  As previously reported         $ 44,769   $ 34,709   $ 32,973   $ 30,117   $ 25,950

  Prior year effect                  (225)      (190)      (142)       (82)       (35)
  Current year effect                 (25)       (35)       (48)       (60)       (57)
                                 --------    -------    -------    -------    -------
        Net error                    (250)      (225)      (190)      (142)       (82)
                                 --------    -------    -------    -------    -------

  As corrected                   $ 44,519   $ 34,484   $ 32,783   $ 29,975   $ 25,868
                                 ========   ========   ========   ========   ========


Book value per share:
  As previously reported         $  13.20    $ 11.12   $  10.57   $   9.66   $   8.32
  As corrected                      13.13      11.05      10.50       9.61       8.30
                                 ========   ========   ========   ========   ========



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                            FIRST M & F CORPORATION


Item 6 - Resignation of Registrant's Directors
----------------------------------------------

Not applicable


Item 7 - Financial Statements and Exhibits
------------------------------------------

Not applicable


Item 8 - Change in Fiscal year
------------------------------

Not applicable





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                            FIRST M & F CORPORATION


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST M & F CORPORATION (Registrant)


Date    November 1, 1996               /s/ Hugh S. Potts, Jr.
     -----------------------           ------------------------------------
                                       Hugh S. Potts, Jr.
                                       Chairman and Chief Executive Officer





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